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                                                                 Exhibit 99.1

                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stratabase on Form 10-KB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Trevor Newton, President, Chief Executive Officer, Secretary and Treasurer of
Stratabase, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

     (2)  The  information  contained in the Report fairly  presents,  in all
          material   respects,   the  financial   condition  and  results  of
          operations of Stratabase.


/s/  Trevor  Newton
-------------------
Trevor  Newton
Chairman, President, Chief Executive Officer, Secretary, and Treasurer

Date:  March 31, 2003